UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Address of principal executive offices)(Zip code)

MP 63 Fund Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: February 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Dear Fellow Shareholders,

February 28, 2011 marked the end of our twelfth fiscal year, a period that featured a continuing recovery in the economy and stock market. For the Fund's fiscal year ended February 28, 2011, the Fund achieved a total return of 17.65% vs. 22.58% over the same period for our benchmark index, the S&P 500. We believe that the fund lagged the benchmark index during this period simply because the latter underwent a period of “catching up” during the second year of the market recovery, after our fund achieved a total return of 58.49% in the fiscal year ended February 28, 2010, compared with the S&P 500's total return of 53.62%.

A few highlights once again confirm the fundamental strength of our strategy, which is to manage the fund efficiently, keeping expenses to a minimum, while maximizing dividend income, and investing consistently in companies with the widest popular appeal.

1.

We passed the $1 million mark in dividends and interest received for the third straight year, receiving $1,013,286, up 0.43% from $1,008,921 a year earlier. Fund performance was negatively impacted this year by BP’s suspended dividend and lower payouts by Nokia and Toyota. These three companies have been replaced in the portfolio. Most of the other component companies continued to increase dividend payouts.

2.

Fund performance benefited from the tight lid we kept on expenses, which totaled $337,808, decreasing the expense ratio from 0.98% to 0.89%. By paying for services at an established price instead of relating payments to the fund’s NAV, the Fund can grow without increasing expenses. Any continuing market recovery or increase in subscriptions should further reduce the expense ratio.

3.

We paid an annual dividend of 19.81¢ per share, which was down from the previous 21.51¢ (because of dividend cuts in the three companies we replaced). Since inception, the fund has paid a total of $2.55111 per share in dividends and capital gains distributions.

4.

We limited portfolio turnover to 6.39%, down from 14.73% a year earlier, despite beginning the process of replacing BP, Nokia, and Toyota with new components Archer-Daniels-Midland, Boeing, and Caterpillar.

We believe that these results continue to indicate that our fundamental approach of building holdings in a widely diversified portfolio of stocks that offer direct investing works well during a variety of investment climates. As we begin another year of operations, we believe that market volatility is likely to continue. However, our focus remains on the long term, during which we believe that the wisdom of owning high-quality companies, reinvesting dividends in the companies that paid them, and spreading investment funds among component companies on a relatively even basis will continue to be profitable.

Once again, we congratulate DRIPX shareholders for their discipline and patience, and hope that you will join us in continuing to add to your holdings on a regular basis, allowing us to take advantage of what we believe are exceptional opportunities in the stock market over the long term.

<signed>Vita Nelson and David Fish, co-managers

<April 20, 2011>

Must be preceded or accompanied by a prospectus.

-Mutual fund investing involves risk. Principal loss is possible.

Past performance is not a guarantee of future results.

Quasar Distributors, LLC, Distributor. (5/11)

THE MP63 FUND, INC.

PERFORMANCE ILLUSTRATION

FEBRUARY 28, 2011 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDING FEBRUARY 28, 2011

	1 Year	5 Year	10 Year	Ending Value
The MP63 Fund, Inc.	17.65%	3.14%	4.34%	$15,298
S&P 500 Index	22.58%	2.87%	2.62%	$12,948

$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
Feb-01
Aug-01
Feb-02
Aug-02
Feb-03
Aug-03
Feb-04
Aug-04
Feb-05
Aug-05
Feb-06
Aug-06
Feb-07
Aug-07
Feb-08
Aug-08
Feb-09
Aug-09
Feb-10
Aug-10
Feb-11
The MP 63 Fund, Inc.
S&P 500 Index

This chart assumes an initial investment of $10,000 made on the closing of February 28, 2001. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

MP63 Fund
February 28, 2011 (Unaudited)
The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

The MP63 Fund, Inc.

Schedule of Investments
February 28, 2011
Shares/Principal Amount of Assets		Market Value

COMMON STOCKS - 98.73%

Aerospace/Aircrafts/Defense - 3.08%
2,800	Boeing Co.	$ 201,628
8,400	Raytheon Co.	430,164
7,700	Unitied Technologies Corp.	643,258
		1,275,050
Automotive Parts- Retail/Wholesale - 1.39%
10,900	Genuine Parts Co.	574,321

Automobile - Manufacturing - 0.34%
1,500	Toyota Motor Corp. (Japan) ADR *	139,950

Banks - 5.36%
36,500	Bank of America Corp.	521,585
13,800	Bank of New York Mellon Corp.	419,382
25,000	BB&T Corp.	690,000
21,100	US Bancorp	585,103
		2,216,070
Beverages - 1.33%
8,600	Coca-Cola Co.	549,712

Chemicals- Diversified - 1.44%
25,900	RPM International, Inc.	594,923

Chemicals - Specialty - 1.95%
8,100	Praxair, Inc.	804,978

Commercial Services - 1.81%
15,400	Ecolab, Inc. *	749,056

Communications Equipment - 0.83%
39,700	Nokia Corp. (Finland) ADR	342,611

Computer- Mini/Micro - 1.39%
13,200	Hewlett-Packard Co.	575,916

Containers- Paper/Plastic - 1.21%
15,200	Bemis Co., Inc.	499,320

Cosmetics & Personal Care - 2.94%
22,800	Avon Products, Inc.	634,068
7,400	Colgate-Palmolive Co.	581,048
		1,215,116
Diversified Operations - 6.54%
6,900	3M Co.	636,387
25,200	Corning, Inc.	581,112
14,200	Fortune Brands	878,412
29,100	General Electric Co.	608,772
		2,704,683
Electronic Equipment - 1.67%
11,600	Emerson Electric Co.	692,056

Electronic- Semiconductors - 2.02%
38,800	Intel Corp.	833,036

Finance- Investment Management - 1.58%
5,200	Franklin Resources, Inc.	653,224

Financial Services - 3.06%
22,700	H&R Block, Inc.	344,813
27,400	Paychex, Inc.	921,462
		1,266,275
Food- Misc. Preparation - 3.34%
6,100	Archer Daniels-Midland Co.	226,798
20,700	ConAgra Foods, Inc.	479,412
24,600	Hormel Foods Corp.	674,040
		1,380,250
General Household Products - 1.49%
8,100	Stanley Black & Decker, Inc.	614,223

Insurance- Life/Property/Casual - 3.64%
15,500	AFLAC, Inc.	912,330
9,900	Travelers Companies, Inc.	593,307
		1,505,637
Leisure Products - 1.86%
10,200	Polaris Industries, Inc.	769,590

Machinery - Const./Mining/Farming - 4.16%
25,300	Amcol International Corp.	789,613
2,100	Caterpillar, Inc.	216,153
7,900	Deere & Co.	712,185
		1,717,951
Machinery- Electrical Equipment - 5.86%
11,200	Dover Corp.	719,600
25,000	Johnson Controls, Inc.	1,020,000
16,800	Tennant Company	682,920
		2,422,520
Manufacturing - 3.32%
15,300	Illinois Tool Works, Inc.	827,730
14,700	Pentair, Inc.	545,076
		1,372,806
Medical/Dental-Supplies - 1.22%
6,300	Becton Dickinson & Co.	504,000

Medical Instruments/Products - 2.11%
21,900	Medtronic, Inc.	874,248

Medical Drugs - 3.56%
12,700	Abbott Laboratories	610,870
14,000	Johnson & Johnson	860,160
		1,471,030
Metal Ores-Gold/Non Ferrous - 1.37%
16,900	Arch Coal, Inc.	566,657

Oil & Gas- International - 2.52%
6,000	BP Plc (United Kingdom) ADR	290,820
8,800	Exxon Mobil Corp.	752,664
		1,043,484
Paper & Paper Products - 1.56%
9,800	Kimberly Clark Corp.	645,820

Retail- Variety Stores - 1.47%
8,100	Costco Wholesale Corp.	605,799

Retail/Wholesale- Building Products - 1.70%
18,700	Home Depot, Inc.	700,689

Services-Prepackaged Software - 2.09%
32,500	Microsoft Corp.	863,850

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.05%
6,900	Proctor & Gamble Co.	435,045

Telecommunications Services - 2.79%
15,600	AT&T Corp.	442,728
17,300	CenturyLink, Inc.	712,414
		1,155,142
Textile- Apparel/Mill Products - 1.76%
7,600	VF Corp.	727,092

Transportation- Equipment/Leasing - 1.23%
10,600	Ryder Systems, Inc.	506,998

Transportation- Railroads - 1.69%
7,300	Union Pacific Corp.	696,493

Utility- Electric - 6.23%
29,400	Duke Energy Corp.	528,906
13,400	Edison International	497,408
44,200	MDU Resources Group, Inc.	948,974
10,800	NextEra Energy, Inc.	599,076
		2,574,364
Utility-Gas Distribution - 3.02%
9,400	National Fuel Gas Co.	685,260
13,900	SCANA Corp.	562,672
		1,247,932
Utility- Water - 1.75%
32,200	Aqua America, Inc.	725,144

Total for Common Stock (Cost $33,225,795) - 98.73%		40,813,061

Cash & Equivalents - 1.38%
570,268	Fidelity Money Market Portfolio Select Class (Cost $570,268) 0.17%**	570,268

	Total Investments - 100.11% (Cost $33,796,063) (Note 4)	41,383,329

	Liabilities in Excess of Other Assets - (0.11)%	(45,021)

	Net Assets - 100.00%	$ 41,338,308

* Non-income producing
** Variable rate security; the money market rate shown represents the yield at February 28, 2011.
ADR- American Depository Receipt.
The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statement of Assets and Liabilities
February 28, 2011

Assets
Investments at Market Value (Cost $33,796,063)	$ 41,383,329
Cash	1,700
Receivables
Dividends and Interest	98,938
Shareholder Subscriptions	9,000
Prepaid Expenses	18,829
Total Assets	41,511,796
Liabilities
Other Accrued Expenses	35,383
Shareholder Redemptions	12,501
Securities Purchased	109,577
Accrued Administrative Fees (Note 3)	4,932
Accrued Management Fees (Note 3)	11,095
Total Liabilities	173,488

Net Assets	$ 41,338,308

Net Assets Consist of:
Capital Stock, $.001 par value; 1 billion shares
authorized; 3,326,046 shares issued and outstanding	$ 3,326
Additional Paid in Capital	34,281,646
Accumulated Undistributed Net Investment Income	97,477
Realized Loss on Investments - Net	(631,407)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	7,587,266
Net Assets	$ 41,338,308

Net Asset Value and Offering Price ($41,338,308/3,326,046)	$ 12.43

Redemption Price Per Share ($12.43 x .99)*	$ 12.31

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 6 months.

The MP63 Fund, Inc.

Statement of Operations
For the year ended February 28, 2011
Investment Income:
Dividend Income	$ 1,012,647
Interest Income	639
Total Investment Income	1,013,286
Expenses:
Investment advisor fees (Note 3)	132,564
Administration fees (Note 3)	53,727
Fund servicing expense	42,001
Registration fees	26,417
Insurance expense	8,093
Printing and postage expense	14,656
Compliance fees	12,308
Miscellaneous expense	3,848
Custody fees	6,685
Legal fees	13,986
Director fees	5,824
Audit fees	17,699
Total Expenses	337,808

Net Investment Income	675,478

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	382,906
Unrealized Appreciation on Investments	5,207,071
Net Realized and Unrealized Gain on Investments	5,589,977

Net Increase in Net Assets from Operations	$ 6,265,455

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statements of Changes in Net Assets
	For the	For the
	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
From Operations:
Net Investment Income	$ 675,478	$ 686,430
Net Realized Gain (Loss) on Investments	382,906	(214,648)
Net Unrealized Appreciation	5,207,071	13,309,495
Increase in Net Assets from Operations	6,265,455	13,781,277

From Distributions to Shareholders:
Net Investment Income	(653,859)	(721,011)
Net Realized Gain from Security Transactions	-	-
Change in Net Assets from Distributions	(653,859)	(721,011)

From Capital Share Transactions
Proceeds From Sale of Shares	2,238,367	2,272,192
Shares Issued on Reinvestment of Dividends	651,404	717,761
Cost of Shares Redeemed
(net of redemption fees $3,263 and $8,137, respectively)	(3,644,425)	(3,065,582)
Net Decrease from Shareholder Activity	(754,654)	(75,629)

Net Increase in Net Assets	4,856,942	12,984,637

Net Assets at Beginning of Year	36,481,366	23,496,729
Net Assets at End of Year (Including Undistributed Net
Investment Income of $97,477 and $75,859, respectively)	$ 41,338,308	$ 36,481,366

Share Transactions:
Issued	198,097	244,828
Reinvested	54,374	65,729
Redeemed	(322,699)	(314,717)
Net decrease in shares	(70,228)	(4,160)
Shares outstanding beginning of year	3,396,274	3,400,434
Shares outstanding end of year	3,326,046	3,396,274

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Financial Highlights
Selected data for a share outstanding throughout the period:	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	February 28, 2011		February 28, 2010		February 28, 2009		February 29, 2008		February 28, 2007
Net Asset Value -
Beginning of Period	$ 10.74		$ 6.91		$ 12.10		$ 13.36		$ 12.48

Net Investment Income	0.20		0.20		0.22		0.18		0.17
Net Gains or Losses on Securities (realized and unrealized)	1.69		3.85		(5.20)		(0.51)		1.12
Total from Investment Operations	1.89		4.05		(4.98)		(0.33)		1.29

Early Redemption Fees	0.00	*	0.00	*	0.00	*	0.00	*	0.01

Distributions (From Net Investment Income)	(0.20)		(0.22)		(0.21)		(0.19)		(0.17)
Distributions (From Capital Gains)	0.00		0.00		0.00		(0.74)		(0.25)
Total Distributions	(0.20)		(0.22)		(0.21)		(0.93)		(0.42)

Net Asset Value -
End of Period	$ 12.43		$ 10.74		$ 6.91		$ 12.10		$ 13.36

Total Return (a)	17.65%		58.49%		(41.49)%		(3.08)%		10.40%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	41,338		36,481		23,497		39,992		41,137
Ratio of Expenses to Average Net Assets	0.89%		0.98%		0.96%		0.88%		0.97%
Ratio of Net Income to Average Net Assets	1.78%		2.09%		2.04%		1.34%		1.28%
Portfolio Turnover Rate	6.39%		14.73%		10.66%		4.75%		25.90%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.

* Amount is less than $0.005

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

Notes to Financial Statements

February 28, 2011

NOTE 1. ORGANIZATION

The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors.  The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).

A.

Security Valuation - Portfolio securities traded on a national securities exchange are stated at the last reported sales price or a market’s official close price on the day of valuation. Portfolio securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. Portfolio companies during this reporting period are all widely traded and pricing information is readily available.

Mutual Funds must utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

To the extent that valuation is based on models or inputs that are less observable or unobservable, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3. However, the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2011:

(Assets)	Level 1	Level 2	Level 3	Total
Equity Securities	$40,813,061	-	-	$40,813,061
Short-Term Investments	570,268	-	-	570,268
Total	$41,383,329	-	-	$41,383,329

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - The Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies, distributing all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  There are no unrecognized tax benefits in the accompanying financial statements in connection with tax positions taken by the Fund.  The Fund’s tax returns are subject to examination by the Internal Revenue Service for a period of three years.  There are currently no open tax years prior to February 28, 2008.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Credit Risk - Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor").  Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's investments.  As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annualized rate of .35% of the daily net asset value.  For the year ended February 28, 2011, the Advisor earned fees of $132,564.  At February 28, 2011 the Fund owed the Advisor $11,095 for advisory fees.

The Advisor has voluntarily agreed to defer its fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets.  Under the terms of the Agreement, fees deferred or expenses reimbursed are subject to reimbursement by the Fund, if so requested by the Advisor, up to three fiscal years from the fiscal year the fee or expense was incurred. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.

An affiliate of the Advisor provides certain administrative services to the Fund. These expenses amounted to $53,727 during the year ended February 28, 2011.  At February 28, 2011, the Fund owed $4,932 for administrative services.

The Fund has an administrative agreement with Mutual Shareholder Services (The "Administrator"). Under this agreement, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services.  Mutual Shareholder Services charges an annual fee of approximately $42,000 for services rendered based on the Fund’s current asset size.

Vita Nelson is an officer and director of the Advisor and also an officer and director of the Fund.  The Fund currently pays each Director an annual retainer of $2,000.  For the year ended February 28, 2011 the Fund incurred $5,824 in director fees.

The Chief Compliance Officer is paid $1,000 per month.  For the year ended February 28, 2011 the Chief Compliance Officer expenses incurred to the Fund amounted to $12,308.

On or about February 14, 2011, the Securities and Exchange Commission canceled the Adviser's registration as an investment adviser.  The Adviser discovered the action in mid-March and immediately re-applied for registration.  However, the cancellation effectively terminated the advisory agreement between the Fund and the Adviser as of the cancellation date.  The Fund's President has been managing the assets of the Fund since the cancellation for no compensation.  The Fund's Board of Directors met on April 25, 2011, and after full consideration, agreed to re-engage the Adviser and hold a shareholder meeting for the purpose of obtaining the consent of the Fund's shareholders.  The shareholders meeting currently is scheduled to occur in mid-June, 2011.

NOTE 4. INVESTMENT TRANSACTIONS

For the year ended February 28, 2011, purchases and sales of securities, excluding short-term investments, aggregated $2,380,262 and $3,339,572, respectively. Cumulative unrealized appreciation amounted to the follow: Unrealized appreciation $10,132,399 Unrealized depreciation (2,545,133), Net unrealized appreciation $7,587,266

For Federal income tax purposes, the cost of investments owned at February 28, 2011 was $33,796,063.

NOTE 5.  TAX INFORMATION

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

As of February 28, 2011, the components of net assets on a tax basis were as follows: Ordinary income $97,477, Long term loss $(631,407) Unrealized appreciation $10,132,399 Unrealized depreciation $(2,545,133)

The tax character of distributions paid during the fiscal year ended February 28, 2010 was as follows:

Distributions paid from: Ordinary income $721,011, Long term capital gains 0

The tax character of distributions paid during the fiscal year ended February 28, 2011 was as follows:

Distributions paid from: Ordinary income $653,859 Long term capital gains 0

An Ordinary income distribution of $0.2151 per share was paid out on December, 30, 2009.

An Ordinary income distribution of $0.1981 per share was paid out on December, 30, 2010.

NOTE 6.  SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date the financial statements were issued.  Based upon this evaluation, the Fund has determined no subsequent events have occurred which would require disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The MP63 Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The MP63 Fund, Inc. (the “Fund”), including the schedule of investments as of February 28, 2011, and the related statements of operations and changes in net assets for the year then ended, the statement of changes in net assets for the years ended February 28, 2011 and 2010, and the financial highlights for the years ended February 28, 2011 and 2010, 2009, 2008 and 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The MP63 Fund, Inc as of February 28, 2011, the results of its operations, changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

WithumSmith+Brown, P.C.

New Brunswick, NJ

April 27, 2011

Expense Example

As a shareholder of the MP63 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The MP 63 Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	September 1, 2010	February 28, 2011	September 1, 2010 to February 28, 2011

Actual	$1,000.00	$1,241.21	$4.95
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.38	$4.46

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served 1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Disinterested Directors:

Ted S. Gladstone Age: 78 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	President, Gladstone Development Corporation (real estate development)	1	None
Gloria Schaffer Age: 79 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	Partner, CA White (real estate development)	1	None
Richard Yaffa Age: 78 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 2005	President, Manhattan Products, Inc.	1	None

Interested Directors:

Vita Nelson 1,2 Age: 72 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	President, Editor and Publisher of The Moneypaper, Inc. (newsletter)	1	Director, The Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.

Principal Officers who are not Directors:

Lester Nelson 1 Age: 81 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Secretary	Indefinite – since 1998	Law Firm of Lester Nelson	1	Director, Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.
David Fish Age: 61 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Treasurer	Indefinite – since 2003	Executive Editor of The Moneypaper, Inc. (newsletter)	1	None

(1)

Vita Nelson and Lester Nelson are married

(2)

Vita Nelson is President of the Fund and a Director of the Fund’s Advisor, The Moneypaper Advisor, Inc. and therefore, is an “Interested Director” of the Fund.

THE MP63 FUND, INC.

Additional Information (Unaudited)

February 28, 2011

INFORMATION REGARDING PROXY VOTING

A description of the policies and procedures that these Funds use to determine how to vote proxies relating to portfolio securities and information regarding how these Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at 1-877-676-3386 and (2) from Funds’ documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund first and third fiscal quarters end on May 31 and November 30. The Fund Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-877-676-3386.

Advisory Renewal Agreement

The Board of Directors, including the Independent Directors voting separately, have reviewed and approved the continuance of the Fund’s Investment Advisory Agreement with the Advisor.  Approval took place at a meeting held on December 9, 2010, at which all of the Independent Directors were present, with a majority of the Independent Directors present in person.

The Independent Directors were advised of their fiduciary obligations in determining whether to approve the continuance of the Investment Advisory Agreement, and the Independent Directors requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders.  The Directors reviewed: (i) the nature, extent and quality of the services provided by the Advisor; (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Advisor from its relationship with the Fund; (iv) the financial condition of the Advisor; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.  The Directors reviewed the background, qualifications, education and experience of the Advisor’s investment and operational personnel.  The Directors also discussed and considered the quality of administrative and other services provided to the Fund, the Advisor’s compliance program, and the Advisor’s role in coordinating such services and programs.  Prior to voting, the Independent Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in a private session at which no representatives of the Advisor were present.

The Directors considered the responsibilities of the Advisor under the Investment Advisory Agreement, noting that the Advisor is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund.

In their review of the quality of services provided by the Advisor the Directors reviewed biographical information on the Advisor’s key personnel, in particular the investment management and compliance team.  The Directors considered the roles of each person as well as their relevant experience in the financial services industry.

As part of their review on the financial condition of the Advisor, the Directors reviewed the Advisor’s balance sheet as of December 31, 2010 and considered the financial condition of the Advisor.  The Independent Directors concluded that the Advisor is financially capable of satisfying its obligations under the Investment Advisory Agreement.

The Directors reviewed the performance of the Fund over various periods and compared such performance to the returns of relevant securities indices and averages of comparably managed mutual funds.  The Directors found that the Fund’s performance record appeared to be generally consistent and in line with the markets.

The Directors reviewed the Fund’s brokerage practices and discussed the Advisor’s “soft dollar” relationships.  The Directors noted with approval that the Advisor did not currently engage in any soft dollar relationships.  They also reviewed the average commission rates paid by the Fund.  The Directors also found that the average commission rate paid by the Fund has continued to decline.

The Directors reviewed information comparing the rate of the advisory fee paid by the Fund and the Fund’s total expense ratio to average advisory fees and total expense ratios for other similar equity funds.

After having received the Advisor’s proposal for continuance of the Investment Advisory Agreement and reviewing the information provided to them, the Independent Directors concluded that:  (i) based on both short-term and long-term performance of the Fund and the other services provided under the Advisory Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, they believed that the Advisor has provided quality services to the Fund as compared to similarly situated funds; (ii) the Fund’s advisory fee is lower than the average of comparably managed funds, and they believed that the Advisor is providing above average portfolio management services to the Fund; and (iii) shareholders are being provided a high-quality investment option at a total expense ratio that compares favorably to other comparably managed funds.  The Independent Directors decided that, at the present time, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale.  The Independent Directors did note that, if the Fund begins to experience significant growth in its assets, it may become necessary for the Advisor to consider adding fee breakpoints to the Advisory Agreement.  The Independent Directors also considered the “fallout benefits” to the Advisor but, given the amounts involved, viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Investment Advisory Agreement.  Rather, the Directors concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Investment Advisory Agreement for an additional annual period.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of registrant’s code of ethics will be provided to any person who requests it, without charge.  To receive a copy of the registrant's code of ethics, write to the Fund at MP63 Fund, Inc., 555 Theodore Fremd Avenue, Rye, NY  10580.  A copy will be sent to you within three (3) business days of receipt of your request.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,500 and $14,000 with respect to the registrant’s fiscal years ended February 28, 2011 and February 28, 2010, respectively.

(b)

Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)

Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $1,250 and $1,250 with respect to the registrant’s fiscal years ended February 28, 2011 and February 28, 2010, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)

All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

The Audit Committee of The MP63 Fund, Inc. (the "Fund") is charged with the responsibility to monitor the independence of the Fund's independent accountants.  As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

>   a review of the nature of the professional services expected to be provided,

>   review of the safeguards put into place by the accounting firm to safeguard independence, and

>   periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

On an annual basis, the scope of audits for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund's independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent  accountants.  Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor's independence.  The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.

The categories of services enumerated under "Audit Services", "Audit-related Services", and "Tax Services" are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chairman) would expect upon the presentation of specific proposals to pre-approve.  The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chairman) would consider for pre-approval.

AUDIT SERVICES

The following categories of audit services are considered to be consistent with the role of the Fund's independent accountants:

>   Annual Fund financial statement audits

>   SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants:

>   Accounting consultations

>   Agreed upon procedure reports

>   Attestation reports

>   Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated).

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund's independent accountants:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; an

Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Accounting methods studies

Tax consulting services and related projects

The Fund’s independent accountants do not perform individual tax services for management individuals of the Fund.  Other permitted services are subject to an Audit Committee pre-approval process.

OTHER NON-AUDIT SERVICES

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy.  Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

PROSCRIBED SERVICES

The Fund's independent accountants will NOT render services in the following categories of non-audit services:

>   Bookkeeping or other services related to the accounting records or financial statements of the Fund

>   Financial information systems design and implementation

>   Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

>   Actuarial services

>   Internal audit outsourcing services

>   Management functions or human resources

>   Broker or dealer, investment adviser, or investment banking services

>   Legal services and expert services unrelated to the audit

>   Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO THE MONEYPAPER ADVISORS, INC. AND THE MONEYPAPER ADVISORS, INC. AFFILIATES

Certain non-audit services provided to The Moneypaper Advisors, Inc. or any entity controlling, controlled by or under common control with The Moneypaper Advisors, Inc. that provides ongoing services to the Fund (The Moneypaper Advisors, Inc. Affiliates) will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Fund. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated.  Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to The Moneypaper Advisors, Inc. Affiliates, the Committee will receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to The Moneypaper Advisors, Inc. and The Moneypaper Advisors, Inc. Affiliates.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

With respect to the fiscal years ended February 28, 2011 and February 28, 2010, aggregate non-audit fees of $1,250 and $1,250, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  With respect to the fiscal years ended February 28, 2011 and February 28, 2010, the registrant’s accountant did not render any services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not applicable.

Item 5.

Audit Committee of Listed Companies.

Not Applicable.

Item 6.

Schedule of Investments.

(a)

Not applicable.  [schedule filed with Item 1]

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.

Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders.

The registrant does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees.

Item 11.

Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.

Exhibits.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date May 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date May 5, 2011

By /s/David Fish

*David Fish

Treasurer

(principal financial officer)

Date May 5, 2011

* Print the name and title of each signing officer under his or her signature.